EXHIBIT 23

                       CONSENT OF BEARD MILLER COMPANY LLP
                              INDEPENDENT AUDITORS



We hereby consent to the incorporation by reference in the Registration Statements (Forms S-8, File Nos. 333-82085, 333-82083, 333-87313, 333-61634 and
333-61636, and Form S-3, File No. 333-87329) of our report, dated January 30, 2004, relating to the consolidated financial statements of Pennsylvania Commerce Bancorp, Inc. incorporated by reference in its Annual Report (Form 10-K) for the year ended December 31, 2003.




                                                    /s/ BEARD MILLER COMPANY LLP



Harrisburg, Pennsylvania
March 24, 2004

















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